EXHIBIT 2



                        STOCK OPTION AND VOTING AGREEMENT
                        ---------------------------------


                                     Between


                                MICHELLE ZALESKI

                                       and

                            HUB INTERNATIONAL LIMITED



                          Dated as of January 19, 2001
                          ----------------------------

                  STOCK OPTION AND VOTING AGREEMENT dated as of January 19, 2001, between Michelle Zaleski (the "Stockholder"), a stockholder of Kaye Group Inc., a Delaware corporation (the "Company"), and Hub International Limited, an Ontario corporation ("International").

                  WHEREAS, the Agreement and Plan of Merger dated the date hereof between the Company, International and 416 Acquisition Inc., a Delaware Corporation and a wholly-owned subsidiary of International ("Merger Sub"), as amended from time to time (the "Merger Agreement"), provides, among other things, that the Merger Sub will merge with and into the Company as contemplated by the Merger Agreement (the "Merger");

                  WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner of 40,234 shares of Common Stock, par value U.S.$.01 per share, of the Company (the "Common Shares") (the Stockholder's shares of Common Stock together with any Common Stock acquired after the date hereof, including upon the exercise of warrants or options, the conversion of convertible securities or otherwise, are referred to as the "Shares");

                  WHEREAS, as a condition to the willingness of International to enter into the Merger Agreement, International has requested that the Stockholder agree, and in order to induce International to enter into the Merger Agreement, the Stockholder has agreed, to enter into this Agreement; and

                  WHEREAS, as of the date hereof, International and certain other holders of Common Stock are entering into stock option and voting agreements whereby, among other things, such stockholders are granting options to International (the "Remaining Options") for the Common Stock held by such stockholders.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                VOTING AGREEMENT
                                ----------------

                  SECTION 1.01. Voting Agreement. The Stockholder, from and after the date hereof and until this Agreement shall have been terminated in accordance with Article VI hereof, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, will vote (or cause to be voted) the Shares (i) in favor of the approval and adoption of the Merger Agreement, the Merger and all of the transactions contemplated by the Merger Agreement, and this Agreement, (ii) against any merger, consolidation, sale of assets, recapitalization or other business combination involving the Company (other than the Merger) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which would result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled, and (iii) in favor of any other proposal as may be necessary to consummate the Merger if such proposal is neutral or advantageous to the Stockholder and such proposal is reasonably feasible and is not contrary to applicable laws and regulations. The Stockholder shall not enter into any agreement or commitment with any person or entity to vote or give instructions in any manner inconsistent with this Section 1.01.

                                   ARTICLE II

                                   THE OPTION
                                   ----------

                  SECTION 2.01. Grant of Option. The Stockholder hereby grants to International an irrevocable option ("the Option") to purchase the Shares in the manner and for the Purchase Price (as defined below) set forth below in this Article.

                  SECTION 2.02. Exercise of Option. (a) The Option may be exercised by International as a whole together with the Remaining Options but not in part, at any time prior to 5:00 p.m. (Toronto time) on the seventh calendar day following the termination of the Merger Agreement, provided, that International may not exercise the Option if the Company has terminated the Merger Agreement after notice to International of a breach by International of the Merger Agreement (an "International Termination Event").

                       (b) If prior to the termination of the Merger Agreement, there shall have been made an announcement by a third party or notice by the Company to International of a Superior Proposal, as that term is defined in
Section 9.04(m) of the Merger Agreement, and the Merger Agreement is terminated, International may elect to (i) exercise the Option pursuant to paragraph (a) of this Section 2.02, or (ii) within seven calendar days after such termination inform the Stockholder in writing that it will not exercise the Option but will participate in the proceeds received by the Stockholder from any consummation of any sale of the Stockholder's Shares (pursuant to such Superior Proposal or otherwise) that closes within one year after termination of the Merger Agreement by receiving from the Stockholder the Participation Amount as defined in this paragraph (b). The Stockholder will promptly upon receipt by it pay to International 50% of the proceeds (net of expenses and transfer taxes) it receives from the closing of a sale of the Stockholder's Shares in excess of U.S.$14 per Share (the "Participation Amount") provided however for purposes of this Article II only "Shares" shall be defined as the Stockholder's shares of Common Stock owned as of the date hereof, which shall include shares of Common Stock issued from the date hereof upon the exercise options or warrants, the conversion of convertible securities or otherwise, but shall not include any Common Stock acquired by the Stockholder by purchases in the open market from the date hereof.

                       (c) If International decides to exercise the Option, International shall send a written notice to the Stockholder of its intention to exercise the Option, specifying the place, the time and the date (the "Closing Date") of the closing (the "Closing") of the purchase. The Closing Date shall occur on the fifth business day after the date on which such notice is delivered.

                       (d) At the Closing, the Stockholder shall deliver to International (or its designee) all of the Shares by delivery of a certificate or certificates evidencing the Shares duly endorsed to International or accompanied by stock powers duly executed in favor of International, with all necessary stock transfer stamps and signature guarantees affixed.

                  SECTION 2.03. Purchase Price. (a) The purchase price for each Share shall be U.S.$14 payable, as adjusted in accordance with the provisions of
Section 2.08 of the Merger Agreement, if applicable, as follows: (A) net amount of U.S.$9.3334 in cash, without interest thereon, (the "Cash Component") and (B) U.S.$4.6666 principal amount of a Parent Debenture (as defined in the Merger Agreement) (the "Debenture Component" and together with the Cash Component, the "Purchase Price"). If pursuant to Section 2.04 of the Merger Agreement, Parent elects to increase the Cash Component and decrease the Debenture Component then the Parent shall make the same adjustment to the Purchase Price.

                       (b) In the event that subsequent to International exercising its Option, any acquisition (including by way of amalgamation or merger) of the Company's Common Stock (in whole or in part), or all or any substantial portion of the assets or business of the Company, in any case by International or any of its affiliates, is consummated, International shall distribute to the Stockholder 50% of the consideration per Share in excess of U.S.$14 that would have been paid to the Stockholder if the Option were not exercised. Such consideration shall be paid by International at the same time and in the same manner as such consideration is paid to the stockholders of the Company.

                       (c) If International shall have exercised its Option pursuant to Section 2.02(b) and shall have disposed of the Company's Common Stock acquired pursuant to such Option as a result of a Superior Proposal, International shall distribute to the Stockholder securities or cash with a value per Share equal to 50% of the cash or securities (net of expenses and transfer taxes) in excess of U.S.$14 per Share acquired under such Superior Proposal ("Excess Proceeds"). If the consideration received by International in the Superior Proposal includes securities, the portion of the Excess Proceeds that is paid over to the Stockholder will be satisfied with securities and cash in the same proportion as the portion of securities and cash received by International that constitutes Excess Proceeds. For purposes of the foregoing only, the value of any such securities, if not specifically stated in the agreement or other documentation entered into in connection with the Superior Proposal by the parties thereto, shall, except as may be agreed between the Stockholder and International, be deemed to be the fair value determined by an independent investment banker of recognized standing appointed by International.

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER
                -------------------------------------------------

                  The   Stockholder    hereby   represents   and   warrants   to
International as follows:

                  SECTION 3.01. Valid Organization and Execution. (a) In the case of a Stockholder that is not a natural person: (i) the Stockholder is duly organized and validly existing under the laws of the jurisdiction of its incorporation or organization and has all necessary corporate or partnership power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby;
(ii)


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

the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or partnership) on the part of the Stockholder; and (iii) this Agreement has been duly executed and delivered by or on behalf of the Stockholder. In the case of a Stockholder that is a natural person: (i) the Stockholder has full legal right, power and authority to enter into this Agreement and to perform such Stockholder's obligations hereunder without the need for the consent of any other person or entity; and (ii) this Agreement has been duly authorized, executed and delivered by such Stockholder.

                  SECTION 3.02. No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder (i) shall not, result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument to which the Stockholder is a party or by which the Stockholder or the Shares is bound or affected, (ii) to the knowledge of the Stockholder, does not contravene or violate any laws, rules or regulations applicable to it, him or her; (iii) in the case of a Stockholder who is not a natural person, conflict with or violate the Certificate of Incorporation or By-Laws or similar organizational document of the Stockholder, and (iv) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, or the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott Rodino Act").

                  SECTION 3.03. Title to the Shares. As of the date hereof, the Stockholder is the record and beneficial owner of the number of shares of Common Stock set forth in the second recital. Such Shares are all the securities of the Company owned, either of record or beneficially, by the Stockholder. The Shares are owned by the Stockholder free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Stockholder's voting rights, charges and other encumbrances of any nature whatsoever except under applicable securities laws. The Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares. At the Closing, such Stockholder will deliver good and valid title to the Shares free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrance of any kind, other than pursuant to this Agreement or applicable securities laws.

                  SECTION 3.04. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Stockholder.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF INTERNATIONAL
                 -----------------------------------------------

                  International   hereby   represents   and   warrants   to  the
Stockholder as follows:

                  SECTION 4.01. Due Organization, Etc. International is a corporation duly organized and validly existing under the laws of Ontario. International has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by International have been duly authorized by all necessary corporate action on the part of International. This Agreement has been duly executed and delivered by International.

                  SECTION 4.02. No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by International do not, and the performance of this Agreement by International will not, (i) conflict with or violate the Articles of Incorporation or By-laws of International; or any law, rule or regulation to which International is subject and (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, or the Hart-Scott Rodino Act.

                  SECTION 4.03. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of International.

                                    ARTICLE V

                          COVENANTS OF THE STOCKHOLDER
                          ----------------------------

                  SECTION 5.01. No Disposition or Encumbrance of Shares. The Stockholder, except as contemplated by this Agreement, will not (i) sell, transfer, tender, assign, contribute to the capital of any entity, hypothecate or otherwise dispose of, grant a proxy or power of attorney with respect to, deposit into any voting trust, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on the Stockholder's voting rights, charge or other encumbrance of any nature whatsoever with respect to, any of the Shares (or agree or consent to, or offer to do, any of the foregoing), (ii) take any action that would have the effect of preventing or disabling the Stockholder from performing its obligations hereunder, or (iii) directly or indirectly, initiate, solicit or encourage any person to take actions that could reasonably be expected to lead to the occurrence of any of the foregoing.

                  SECTION 5.02. No Solicitation of Transactions. The Stockholder, between the date of this Agreement and the date of termination of this Agreement, will not and will not authorize or, to the extent it is within the Stockholder's power, permit any of the Stockholder's related or subsidiary companies and trusts, partners, management, shareholders or trustees, or any of such Stockholder's related or subsidiary companies and trusts, and financial advisers, investment dealers or others acting as agent or otherwise for such Stockholder or any of the foregoing, except in dealing with International and Merger Sub or otherwise in furtherance of the

Merger, to provide information or access for review, enter into any agreement, have any discussions, negotiations or correspondence or take any other action related to or with a view to soliciting, encouraging, assisting in or cooperating with any offer or proposal for, or which would have an effect comparable to any acquisition (including by way of amalgamation or a merger) of Common Stock (in whole or in part) or any material portion of the Company's or any subsidiary of the Company's assets or business, any financing of any acquisition thereof or financing of the Company or any subsidiary of the Company or any material change in the management or operation (including by way of material divestiture, partnership or joint venture) of the business of the Company or any subsidiary of the Company. The Stockholder immediately shall cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any persons conducted heretofore with respect to any of the foregoing; provided that in the case of a Stockholder who is a member of the Board of Directors of the Company (a "Director"), nothing in this Section 5.02 shall be construed as interfering with or limiting such Director's ability to comply with Section 6.04 of the Merger Agreement, as required. Such Stockholder by signing this Agreement hereby acknowledges that any actions taken by such Stockholder or any other person pursuant to Section 6.04(b) of the Merger Agreement shall have no effect on his or her obligations or his or her full performance hereunder or on the rights of International hereunder.

                  SECTION 5.03. Regulatory and Other Authorizations; Notices and Consents. The Stockholder agrees to use all reasonable efforts to cooperate with International in supporting and defending this Agreement against any third party and in obtaining all authorizations, consents, orders and approvals of all governmental authorities and officials that may be or become necessary for the execution and delivery of, and the performance of its, his or her obligations pursuant to, this Agreement. Each party hereto agrees to make an appropriate filing, if necessary, pursuant to the Hart-Scott Rodino Act.

                                   ARTICLE VI

                                   TERMINATION
                                   -----------

                  SECTION 6.01. Termination. This Agreement, except for Section 2.02(b), if applicable, shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earliest of (a) the effective time of the Merger, (b) the seventh calendar day following the date of termination of the Merger Agreement, other than a termination in connection with an International Termination Event, (c) the date of termination of the Merger Agreement in connection with an International Termination Event, and (d) by the written mutual consent of the parties hereto. Notwithstanding the foregoing, in the event any Option shall have been exercised in accordance with Article II, but the Closing shall not have occurred, the provisions of Articles I and III and
Section 2.03 shall survive until the Closing. Nothing in this Section 6.01 shall relieve any party of liability for any breach of this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

                  SECTION 7.01. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

                  SECTION  7.02.   Further   Assurances.   The  Stockholder  and
International will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

                  SECTION 7.03. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were breached, and in the event of such breach the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  SECTION 7.04. Entire Agreement. This Agreement constitutes the entire agreement between International and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between International and the Stockholder with respect to the subject matter hereof.

                  SECTION 7.05. Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the parties hereto. Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

                  SECTION 7.06. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Federal or state court sitting in the Borough of Manhattan, The City of New York.

                  SECTION 7.07. Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial


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

advisors and accountants (collectively, "Professionals") (to the extent the Stockholder retains its own Professionals) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Merger shall have occurred.

                  SECTION 7.08. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery or by telecopy to the respective parties at the following addresses or telecopy numbers (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.08):

                  (a)      if to the Stockholder:

                           Michelle Zaleski
                           300 Central Park West
                           Suite 29D
                           New York, New York
                           10074

                  (b)      if to International:

                           Hub International Limited
                           214 King Street West, Suite 314
                           Toronto, Ontario
                           M5H 3S6
                           Telephone:  (416) 979-5866
                           Telecopy:    (416) 593-8717
                           Attention:  W. Kirk James, Vice President


                  SECTION 7.09. Currency. All amounts in this Agreement are stated and shall be paid in United States dollars.

                  SECTION 7.10. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 7.11. Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of the Stockholder and International (which consent may be granted or withheld in the sole discretion of the Stockholder or International); provided, however, that International may assign this Agreement to an affiliate of International without the consent of the Stockholder, in which event International will remain jointly and severally liable with such affiliate for all of such affiliate's obligations hereunder and such affiliate of International shall agree to be bound by the provisions of this Agreement.

                  SECTION 7.12. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or


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

equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  SECTION 7.13. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 7.14. Transfer of Shares. The Stockholder is hereby permitted to transfer or sell any or all of such Stockholder's Shares, if and so long as, (a) International is notified of such transfer or sale at least 2 Business Days (as defined in the Merger Agreement) prior to such transfer or sale, (b) at or prior to such transfer or sale, the transferee executes a Stock Option and Voting Agreement identical to this Agreement which shall apply to all of the Common Stock being transferred to such transferee by the Stockholder and
(c) at or prior to the time of transfer or sale, the Stockholder shall enter into an amended Stock Option and Voting Agreement with respect to the Shares retained by it, him or her which shall be identical to this Agreement except that the number of Shares in the second recital shall reflect that number of Shares then owned by the Stockholder.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.



MICHELLE ZALESKI

By:         /s/  Michelle Zaleski
     -----------------------------------
     Name:    Michelle Zaleski



HUB INTERNATIONAL LIMITED

By:           /s/  W. Kirk James
     -----------------------------------
     Name:    W. Kirk James
     Title:   Vice President &
              General Counsel

                        STOCK OPTION AND VOTING AGREEMENT
                        ---------------------------------


                                     Between


                                 NED L. SHERWOOD

                                       and

                            HUB INTERNATIONAL LIMITED



                          Dated as of January 19, 2001
                          ----------------------------

                  STOCK OPTION AND VOTING AGREEMENT dated as of January 19, 2001, between Ned L. Sherwood (the "Stockholder"), a stockholder of Kaye Group Inc., a Delaware corporation (the "Company"), and Hub International Limited, an Ontario corporation ("International").

                  WHEREAS, the Agreement and Plan of Merger dated the date hereof between the Company, International and 416 Acquisition Inc., a Delaware Corporation and a wholly-owned subsidiary of International ("Merger Sub"), as amended from time to time (the "Merger Agreement"), provides, among other things, that the Merger Sub will merge with and into the Company as contemplated by the Merger Agreement (the "Merger");

                  WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner of 485,002 shares of Common Stock, par value U.S.$.01 per share, of the Company (the "Common Shares") (the Stockholder's shares of Common Stock together with any Common Stock acquired after the date hereof, including upon the exercise of warrants or options, the conversion of convertible securities or otherwise, are referred to as the "Shares");

                  WHEREAS, as a condition to the willingness of International to enter into the Merger Agreement, International has requested that the Stockholder agree, and in order to induce International to enter into the Merger Agreement, the Stockholder has agreed, to enter into this Agreement; and

                  WHEREAS, as of the date hereof, International and certain other holders of Common Stock are entering into stock option and voting agreements whereby, among other things, such stockholders are granting options to International (the "Remaining Options") for the Common Stock held by such stockholders.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                VOTING AGREEMENT
                                ----------------

                  SECTION 1.01. Voting Agreement. The Stockholder, from and after the date hereof and until this Agreement shall have been terminated in accordance with Article VI hereof, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, will vote (or cause to be voted) the Shares (i) in favor of the approval and adoption of the Merger Agreement, the Merger and all of the transactions contemplated by the Merger Agreement, and this Agreement, (ii) against any merger, consolidation, sale of assets, recapitalization or other business combination involving the Company (other than the Merger) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which would result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled, and (iii) in favor of any other proposal as may be necessary to consummate the Merger if such proposal is neutral or advantageous to the Stockholder and such proposal is reasonably feasible and is not contrary to applicable laws and regulations. The Stockholder shall not enter into any agreement or commitment with any person or entity to vote or give instructions in any manner inconsistent with this Section 1.01.

                                   ARTICLE II

                                   THE OPTION
                                   ----------

                  SECTION 2.01. Grant of Option. The Stockholder hereby grants to International an irrevocable option ("the Option") to purchase the Shares in the manner and for the Purchase Price (as defined below) set forth below in this Article.

                  SECTION 2.02. Exercise of Option. (a) The Option may be exercised by International as a whole together with the Remaining Options but not in part, at any time prior to 5:00 p.m. (Toronto time) on the seventh calendar day following the termination of the Merger Agreement, provided, that International may not exercise the Option if the Company has terminated the Merger Agreement after notice to International of a breach by International of the Merger Agreement (an "International Termination Event").

                       (b) If prior to the termination of the Merger Agreement, there shall have been made an announcement by a third party or notice by the Company to International of a Superior Proposal, as that term is defined in
Section 9.04(m) of the Merger Agreement, and the Merger Agreement is terminated, International may elect to (i) exercise the Option pursuant to paragraph (a) of this Section 2.02, or (ii) within seven calendar days after such termination inform the Stockholder in writing that it will not exercise the Option but will participate in the proceeds received by the Stockholder from any consummation of any sale of the Stockholder's Shares (pursuant to such Superior Proposal or otherwise) that closes within one year after termination of the Merger Agreement by receiving from the Stockholder the Participation Amount as defined in this paragraph (b). The Stockholder will promptly upon receipt by it pay to International 50% of the proceeds (net of expenses and transfer taxes) it receives from the closing of a sale of the Stockholder's Shares in excess of U.S.$14 per Share (the "Participation Amount") provided however for purposes of this Article II only "Shares" shall be defined as the Stockholder's shares of Common Stock owned as of the date hereof, which shall include shares of Common Stock issued from the date hereof upon the exercise options or warrants, the conversion of convertible securities or otherwise, but shall not include any Common Stock acquired by the Stockholder by purchases in the open market from the date hereof.

                       (c) If International decides to exercise the Option, International shall send a written notice to the Stockholder of its intention to exercise the Option, specifying the place, the time and the date (the "Closing Date") of the closing (the "Closing") of the purchase. The Closing Date shall occur on the fifth business day after the date on which such notice is delivered.

                       (d) At the Closing, the Stockholder shall deliver to International (or its designee) all of the Shares by delivery of a certificate or certificates evidencing the Shares duly endorsed to International or accompanied by stock powers duly executed in favor of International, with all necessary stock transfer stamps and signature guarantees affixed.

                  SECTION 2.03. Purchase Price. (a) The purchase price for each Share shall be U.S.$14 payable, as adjusted in accordance with the provisions of
Section 2.08 of the Merger Agreement, if applicable, as follows: (A) net amount of U.S.$9.3334 in cash, without interest thereon, (the "Cash Component") and (B) U.S.$4.6666 principal amount of a Parent Debenture (as defined in the Merger Agreement) (the "Debenture Component" and together with the Cash Component, the "Purchase Price"). If pursuant to Section 2.04 of the Merger Agreement, Parent elects to increase the Cash Component and decrease the Debenture Component then the Parent shall make the same adjustment to the Purchase Price.

                       (b) In the event that subsequent to International exercising its Option, any acquisition (including by way of amalgamation or merger) of the Company's Common Stock (in whole or in part), or all or any substantial portion of the assets or business of the Company, in any case by International or any of its affiliates, is consummated, International shall distribute to the Stockholder 50% of the consideration per Share in excess of U.S.$14 that would have been paid to the Stockholder if the Option were not exercised. Such consideration shall be paid by International at the same time and in the same manner as such consideration is paid to the stockholders of the Company.

                       (c) If International shall have exercised its Option pursuant to Section 2.02(b) and shall have disposed of the Company's Common Stock acquired pursuant to such Option as a result of a Superior Proposal, International shall distribute to the Stockholder securities or cash with a value per Share equal to 50% of the cash or securities (net of expenses and transfer taxes) in excess of U.S.$14 per Share acquired under such Superior Proposal ("Excess Proceeds"). If the consideration received by International in the Superior Proposal includes securities, the portion of the Excess Proceeds that is paid over to the Stockholder will be satisfied with securities and cash in the same proportion as the portion of securities and cash received by International that constitutes Excess Proceeds. For purposes of the foregoing only, the value of any such securities, if not specifically stated in the agreement or other documentation entered into in connection with the Superior Proposal by the parties thereto, shall, except as may be agreed between the Stockholder and International, be deemed to be the fair value determined by an independent investment banker of recognized standing appointed by International.

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER
                -------------------------------------------------

                  The   Stockholder    hereby   represents   and   warrants   to
International as follows:

                  SECTION 3.01. Valid Organization and Execution. (a) In the case of a Stockholder that is not a natural person: (i) the Stockholder is duly organized and validly existing under the laws of the jurisdiction of its incorporation or organization and has all necessary corporate or partnership power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby;
(ii)
the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or partnership) on the part of the Stockholder; and (iii) this Agreement has been duly executed and delivered by or on behalf of the Stockholder. In the case of a Stockholder that is a natural person: (i) the Stockholder has full legal right, power and authority to enter into this Agreement and to perform such Stockholder's obligations hereunder without the need for the consent of any other person or entity; and (ii) this Agreement has been duly authorized, executed and delivered by such Stockholder.

                  SECTION 3.02. No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder (i) shall not, result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument to which the Stockholder is a party or by which the Stockholder or the Shares is bound or affected, (ii) to the knowledge of the Stockholder, does not contravene or violate any laws, rules or regulations applicable to it, him or her; (iii) in the case of a Stockholder who is not a natural person, conflict with or violate the Certificate of Incorporation or By-Laws or similar organizational document of the Stockholder, and (iv) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, or the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott Rodino Act").

                  SECTION 3.03. Title to the Shares. As of the date hereof, the Stockholder is the record and beneficial owner of the number of shares of Common Stock set forth in the second recital. Such Shares are all the securities of the Company owned, either of record or beneficially, by the Stockholder. The Shares are owned by the Stockholder free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Stockholder's voting rights, charges and other encumbrances of any nature whatsoever except under applicable securities laws. The Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares. At the Closing, such Stockholder will deliver good and valid title to the Shares free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrance of any kind, other than pursuant to this Agreement or applicable securities laws.

                  SECTION 3.04. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Stockholder.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF INTERNATIONAL
                 -----------------------------------------------

                  International   hereby   represents   and   warrants   to  the
Stockholder as follows:

                  SECTION 4.01. Due Organization, Etc. International is a corporation duly organized and validly existing under the laws of Ontario. International has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by International have been duly authorized by all necessary corporate action on the part of International. This Agreement has been duly executed and delivered by International.

                  SECTION 4.02. No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by International do not, and the performance of this Agreement by International will not, (i) conflict with or violate the Articles of Incorporation or By-laws of International; or any law, rule or regulation to which International is subject and (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, or the Hart-Scott Rodino Act.

                  SECTION 4.03. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of International.

                                    ARTICLE V

                          COVENANTS OF THE STOCKHOLDER
                          ----------------------------

                  SECTION 5.01. No Disposition or Encumbrance of Shares. The Stockholder, except as contemplated by this Agreement, will not (i) sell, transfer, tender, assign, contribute to the capital of any entity, hypothecate or otherwise dispose of, grant a proxy or power of attorney with respect to, deposit into any voting trust, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on the Stockholder's voting rights, charge or other encumbrance of any nature whatsoever with respect to, any of the Shares (or agree or consent to, or offer to do, any of the foregoing), (ii) take any action that would have the effect of preventing or disabling the Stockholder from performing its obligations hereunder, or (iii) directly or indirectly, initiate, solicit or encourage any person to take actions that could reasonably be expected to lead to the occurrence of any of the foregoing.

                  SECTION 5.02. No Solicitation of Transactions. The Stockholder, between the date of this Agreement and the date of termination of this Agreement, will not and will not authorize or, to the extent it is within the Stockholder's power, permit any of the Stockholder's related or subsidiary companies and trusts, partners, management, shareholders or trustees, or any of such Stockholder's related or subsidiary companies and trusts, and financial advisers, investment dealers or others acting as agent or otherwise for such Stockholder or any of the foregoing, except in dealing with International and Merger Sub or otherwise in furtherance of the

Merger, to provide information or access for review, enter into any agreement, have any discussions, negotiations or correspondence or take any other action related to or with a view to soliciting, encouraging, assisting in or cooperating with any offer or proposal for, or which would have an effect comparable to any acquisition (including by way of amalgamation or a merger) of Common Stock (in whole or in part) or any material portion of the Company's or any subsidiary of the Company's assets or business, any financing of any acquisition thereof or financing of the Company or any subsidiary of the Company or any material change in the management or operation (including by way of material divestiture, partnership or joint venture) of the business of the Company or any subsidiary of the Company. The Stockholder immediately shall cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any persons conducted heretofore with respect to any of the foregoing; provided that in the case of a Stockholder who is a member of the Board of Directors of the Company (a "Director"), nothing in this Section 5.02 shall be construed as interfering with or limiting such Director's ability to comply with Section 6.04 of the Merger Agreement, as required. Such Stockholder by signing this Agreement hereby acknowledges that any actions taken by such Stockholder or any other person pursuant to Section 6.04(b) of the Merger Agreement shall have no effect on his or her obligations or his or her full performance hereunder or on the rights of International hereunder.

                  SECTION 5.03. Regulatory and Other Authorizations; Notices and Consents. The Stockholder agrees to use all reasonable efforts to cooperate with International in supporting and defending this Agreement against any third party and in obtaining all authorizations, consents, orders and approvals of all governmental authorities and officials that may be or become necessary for the execution and delivery of, and the performance of its, his or her obligations pursuant to, this Agreement. Each party hereto agrees to make an appropriate filing, if necessary, pursuant to the Hart-Scott Rodino Act.

                                   ARTICLE VI

                                   TERMINATION
                                   -----------

                  SECTION 6.01. Termination. This Agreement, except for Section 2.02(b), if applicable, shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earliest of (a) the effective time of the Merger, (b) the seventh calendar day following the date of termination of the Merger Agreement, other than a termination in connection with an International Termination Event, (c) the date of termination of the Merger Agreement in connection with an International Termination Event, and (d) by the written mutual consent of the parties hereto. Notwithstanding the foregoing, in the event any Option shall have been exercised in accordance with Article II, but the Closing shall not have occurred, the provisions of Articles I and III and
Section 2.03 shall survive until the Closing. Nothing in this Section 6.01 shall relieve any party of liability for any breach of this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

                  SECTION 7.01. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

                  SECTION  7.02.   Further   Assurances.   The  Stockholder  and
International will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

                  SECTION 7.03. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were breached, and in the event of such breach the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  SECTION 7.04. Entire Agreement. This Agreement constitutes the entire agreement between International and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between International and the Stockholder with respect to the subject matter hereof.

                  SECTION 7.05. Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the parties hereto. Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

                  SECTION 7.06. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Federal or state court sitting in the Borough of Manhattan, The City of New York.

                  SECTION 7.07. Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants (collectively, "Professionals") (to the extent the Stockholder retains its own Professionals) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Merger shall have occurred.

                  SECTION 7.08. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery or by telecopy to the respective parties at the following addresses or telecopy numbers (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.08):

                  (a)      if to the Stockholder:

                           Ned L. Sherwood
                           54 Morris Lane
                           Scarsdale, New York
                           10583
                           Telecopy:   (914) 725-8124


                  (b)      if to International:

                           Hub International Limited
                           214 King Street West, Suite 314
                           Toronto, Ontario
                           M5H 3S6
                           Telephone:  (416) 979-5866
                           Telecopy:    (416) 593-8717
                           Attention:  W. Kirk James, Vice President


                   SECTION 7.09. Currency. All amounts in this Agreement are stated and shall be paid in United States dollars.

                   SECTION 7.10. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 7.11. Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of the Stockholder and International (which consent may be granted or withheld in the sole discretion of the Stockholder or International); provided, however, that International may assign this Agreement to an affiliate of International without the consent of the Stockholder, in which event International will remain jointly and severally liable with such affiliate for all of such affiliate's obligations hereunder and such affiliate of International shall agree to be bound by the provisions of this Agreement.

                  SECTION 7.12. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  SECTION 7.13. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 7.14. Transfer of Shares. The Stockholder is hereby permitted to transfer or sell any or all of such Stockholder's Shares, if and so long as, (a) International is notified of such transfer or sale at least 2 Business Days (as defined in the Merger Agreement) prior to such transfer or sale, (b) at or prior to such transfer or sale, the transferee executes a Stock Option and Voting Agreement identical to this Agreement which shall apply to all of the Common Stock being transferred to such transferee by the Stockholder and
(c) at or prior to the time of transfer or sale, the Stockholder shall enter into an amended Stock Option and Voting Agreement with respect to the Shares retained by it, him or her which shall be identical to this Agreement except that the number of Shares in the second recital shall reflect that number of Shares then owned by the Stockholder.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.



NED L. SHERWOOD

By:         /s/  Ned L. Sherwood
     -----------------------------------
     Name:    Ned L. Sherwood



HUB INTERNATIONAL LIMITED

By:           /s/  W. Kirk James
     -----------------------------------
     Name:    W. Kirk James
     Title:   Vice President and
              General Counsel

                        STOCK OPTION AND VOTING AGREEMENT
                        ---------------------------------


                                     Between


                                 ZS PUBCO I, LP

                                       and

                            HUB INTERNATIONAL LIMITED



                          Dated as of January 19, 2001
                          ----------------------------

                  STOCK OPTION AND VOTING AGREEMENT dated as of January 19, 2001, between ZS Pubco I, LP (the "Stockholder"), a stockholder of Kaye Group Inc., a Delaware corporation (the "Company"), and Hub International Limited, an Ontario corporation ("International").

                  WHEREAS, the Agreement and Plan of Merger dated the date hereof between the Company, International and 416 Acquisition Inc., a Delaware Corporation and a wholly-owned subsidiary of International ("Merger Sub"), as amended from time to time (the "Merger Agreement"), provides, among other things, that the Merger Sub will merge with and into the Company as contemplated by the Merger Agreement (the "Merger");

                  WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner of 1,129,241 shares of Common Stock, par value U.S.$.01 per share, of the Company (the "Common Shares") (the Stockholder's shares of Common Stock together with any Common Stock acquired after the date hereof, including upon the exercise of warrants or options, the conversion of convertible securities or otherwise, are referred to as the "Shares");

                  WHEREAS, as a condition to the willingness of International to enter into the Merger Agreement, International has requested that the Stockholder agree, and in order to induce International to enter into the Merger Agreement, the Stockholder has agreed, to enter into this Agreement; and

                  WHEREAS, as of the date hereof, International and certain other holders of Common Stock are entering into stock option and voting agreements whereby, among other things, such stockholders are granting options to International (the "Remaining Options") for the Common Stock held by such stockholders.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                VOTING AGREEMENT
                                ----------------

                  SECTION 1.01. Voting Agreement. The Stockholder, from and after the date hereof and until this Agreement shall have been terminated in accordance with Article VI hereof, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, will vote (or cause to be voted) the Shares (i) in favor of the approval and adoption of the Merger Agreement, the Merger and all of the transactions contemplated by the Merger Agreement, and this Agreement, (ii) against any merger, consolidation, sale of assets, recapitalization or other business combination involving the Company (other than the Merger) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which would result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled, and (iii) in favor of any other proposal as may be necessary to consummate the Merger if such proposal is neutral or advantageous to the Stockholder and such proposal is reasonably feasible and is not contrary to applicable laws and regulations. The Stockholder shall not enter into any agreement or commitment with any person or entity to vote or give instructions in any manner inconsistent with this Section 1.01.

                                   ARTICLE II

                                   THE OPTION
                                   ----------

                  SECTION 2.01. Grant of Option. The Stockholder hereby grants to International an irrevocable option ("the Option") to purchase the Shares in the manner and for the Purchase Price (as defined below) set forth below in this Article.

                  SECTION 2.02. Exercise of Option. (a) The Option may be exercised by International as a whole together with the Remaining Options but not in part, at any time prior to 5:00 p.m. (Toronto time) on the seventh calendar day following the termination of the Merger Agreement, provided, that International may not exercise the Option if the Company has terminated the Merger Agreement after notice to International of a breach by International of the Merger Agreement (an "International Termination Event").

                       (b) If prior to the termination of the Merger Agreement, there shall have been made an announcement by a third party or notice by the Company to International of a Superior Proposal, as that term is defined in
Section 9.04(m) of the Merger Agreement, and the Merger Agreement is terminated, International may elect to (i) exercise the Option pursuant to paragraph (a) of this Section 2.02, or (ii) within seven calendar days after such termination inform the Stockholder in writing that it will not exercise the Option but will participate in the proceeds received by the Stockholder from any consummation of any sale of the Stockholder's Shares (pursuant to such Superior Proposal or otherwise) that closes within one year after termination of the Merger Agreement by receiving from the Stockholder the Participation Amount as defined in this paragraph (b). The Stockholder will promptly upon receipt by it pay to International 50% of the proceeds (net of expenses and transfer taxes) it receives from the closing of a sale of the Stockholder's Shares in excess of U.S.$14 per Share (the "Participation Amount") provided however for purposes of this Article II --------------------- only "Shares" shall be defined as the Stockholder's shares of Common Stock owned as of the date hereof, which shall include shares of Common Stock issued from the date hereof upon the exercise options or warrants, the conversion of convertible securities or otherwise, but shall not include any Common Stock acquired by the Stockholder by purchases in the open market from the date hereof.

                       (c) If International decides to exercise the Option, International shall send a written notice to the Stockholder of its intention to exercise the Option, specifying the place, the time and the date (the "Closing Date") of the closing (the "Closing") of the purchase. The Closing Date shall occur on the fifth business day after the date on which such notice is delivered.

                       (d) At the Closing, the Stockholder shall deliver to International (or its designee) all of the Shares by delivery of a certificate or certificates evidencing the Shares duly endorsed to International or accompanied by stock powers duly executed in favor of International, with all necessary stock transfer stamps and signature guarantees affixed.

                  SECTION 2.03. Purchase Price. (a) The purchase price for each Share shall be U.S.$14 payable, as adjusted in accordance with the provisions of
Section 2.08 of the Merger Agreement, if applicable, as follows: (A) net amount of U.S.$9.3334 in cash, without interest thereon, (the "Cash Component") and (B) U.S.$4.6666 principal amount of a Parent Debenture (as defined in the Merger Agreement) (the "Debenture Component" and together with the Cash Component, the "Purchase Price"). If pursuant to Section 2.04 of the Merger Agreement, Parent elects to increase the Cash Component and decrease the Debenture Component then the Parent shall make the same adjustment to the Purchase Price.

                       (b) In the event that subsequent to International exercising its Option, any acquisition (including by way of amalgamation or merger) of the Company's Common Stock (in whole or in part), or all or any substantial portion of the assets or business of the Company, in any case by International or any of its affiliates, is consummated, International shall distribute to the Stockholder 50% of the consideration per Share in excess of U.S.$14 that would have been paid to the Stockholder if the Option were not exercised. Such consideration shall be paid by International at the same time and in the same manner as such consideration is paid to the stockholders of the Company.

                       (c) If International shall have exercised its Option pursuant to Section 2.02(b) and shall have disposed of the Company's Common Stock acquired pursuant to such Option as a result of a Superior Proposal, International shall distribute to the Stockholder securities or cash with a value per Share equal to 50% of the cash or securities (net of expenses and transfer taxes) in excess of U.S.$14 per Share acquired under such Superior Proposal ("Excess Proceeds"). If the consideration received by International in the Superior Proposal includes securities, the portion of the Excess Proceeds that is paid over to the Stockholder will be satisfied with securities and cash in the same proportion as the portion of securities and cash received by International that constitutes Excess Proceeds. For purposes of the foregoing only, the value of any such securities, if not specifically stated in the agreement or other documentation entered into in connection with the Superior Proposal by the parties thereto, shall, except as may be agreed between the Stockholder and International, be deemed to be the fair value determined by an independent investment banker of recognized standing appointed by International.

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER
                -------------------------------------------------

                  The   Stockholder    hereby   represents   and   warrants   to
International as follows:

                  SECTION 3.01. Valid Organization and Execution. (a) In the case of a Stockholder that is not a natural person: (i) the Stockholder is duly organized and validly existing under the laws of the jurisdiction of its incorporation or organization and has all necessary corporate or partnership power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby;
(ii)
the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or partnership) on the part of the Stockholder; and (iii) this Agreement has been duly executed and delivered by or on behalf of the Stockholder. In the case of a Stockholder that is a natural person: (i) the Stockholder has full legal right, power and authority to enter into this Agreement and to perform such Stockholder's obligations hereunder without the need for the consent of any other person or entity; and (ii) this Agreement has been duly authorized, executed and delivered by such Stockholder.

                  SECTION 3.02. No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder (i) shall not, result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument to which the Stockholder is a party or by which the Stockholder or the Shares is bound or affected, (ii) to the knowledge of the Stockholder, does not contravene or violate any laws, rules or regulations applicable to it, him or her; (iii) in the case of a Stockholder who is not a natural person, conflict with or violate the Certificate of Incorporation or By-Laws or similar organizational document of the Stockholder, and (iv) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, or the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott Rodino Act").

                  SECTION 3.03. Title to the Shares. As of the date hereof, the Stockholder is the record and beneficial owner of the number of shares of Common Stock set forth in the second recital. Such Shares are all the securities of the Company owned, either of record or beneficially, by the Stockholder. The Shares are owned by the Stockholder free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Stockholder's voting rights, charges and other encumbrances of any nature whatsoever except under applicable securities laws. The Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares. At the Closing, such Stockholder will deliver good and valid title to the Shares free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrance of any kind, other than pursuant to this Agreement or applicable securities laws.

                  SECTION 3.04. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Stockholder.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF INTERNATIONAL
                 -----------------------------------------------

                  International   hereby   represents   and   warrants   to  the
Stockholder as follows:

                  SECTION 4.01. Due Organization, Etc. International is a corporation duly organized and validly existing under the laws of Ontario. International has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by International have been duly authorized by all necessary corporate action on the part of International. This Agreement has been duly executed and delivered by International.

                  SECTION 4.02. No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by International do not, and the performance of this Agreement by International will not, (i) conflict with or violate the Articles of Incorporation or By-laws of International; or any law, rule or regulation to which International is subject and (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, or the Hart-Scott Rodino Act.

                  SECTION 4.03. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of International.

                                    ARTICLE V

                          COVENANTS OF THE STOCKHOLDER
                          ----------------------------

                  SECTION 5.01. No Disposition or Encumbrance of Shares. The Stockholder, except as contemplated by this Agreement, will not (i) sell, transfer, tender, assign, contribute to the capital of any entity, hypothecate or otherwise dispose of, grant a proxy or power of attorney with respect to, deposit into any voting trust, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on the Stockholder's voting rights, charge or other encumbrance of any nature whatsoever with respect to, any of the Shares (or agree or consent to, or offer to do, any of the foregoing), (ii) take any action that would have the effect of preventing or disabling the Stockholder from performing its obligations hereunder, or (iii) directly or indirectly, initiate, solicit or encourage any person to take actions that could reasonably be expected to lead to the occurrence of any of the foregoing.

                  SECTION 5.02. No Solicitation of Transactions. The Stockholder, between the date of this Agreement and the date of termination of this Agreement, will not and will not authorize or, to the extent it is within the Stockholder's power, permit any of the Stockholder's related or subsidiary companies and trusts, partners, management, shareholders or trustees, or any of such Stockholder's related or subsidiary companies and trusts, and financial advisers, investment dealers or others acting as agent or otherwise for such Stockholder or any of the foregoing, except in dealing with International and Merger Sub or otherwise in furtherance of the

Merger, to provide information or access for review, enter into any agreement, have any discussions, negotiations or correspondence or take any other action related to or with a view to soliciting, encouraging, assisting in or cooperating with any offer or proposal for, or which would have an effect comparable to any acquisition (including by way of amalgamation or a merger) of Common Stock (in whole or in part) or any material portion of the Company's or any subsidiary of the Company's assets or business, any financing of any acquisition thereof or financing of the Company or any subsidiary of the Company or any material change in the management or operation (including by way of material divestiture, partnership or joint venture) of the business of the Company or any subsidiary of the Company. The Stockholder immediately shall cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any persons conducted heretofore with respect to any of the foregoing; provided that in the case of a Stockholder who is a member of the Board of Directors of the Company (a "Director"), nothing in this Section 5.02 shall be construed as interfering with or limiting such Director's ability to comply with Section 6.04 of the Merger Agreement, as required. Such Stockholder by signing this Agreement hereby acknowledges that any actions taken by such Stockholder or any other person pursuant to Section 6.04(b) of the Merger Agreement shall have no effect on his or her obligations or his or her full performance hereunder or on the rights of International hereunder.

                  SECTION 5.03. Regulatory and Other Authorizations; Notices and Consents. The Stockholder agrees to use all reasonable efforts to cooperate with International in supporting and defending this Agreement against any third party and in obtaining all authorizations, consents, orders and approvals of all governmental authorities and officials that may be or become necessary for the execution and delivery of, and the performance of its, his or her obligations pursuant to, this Agreement. Each party hereto agrees to make an appropriate filing, if necessary, pursuant to the Hart-Scott Rodino Act.

                                   ARTICLE VI

                                   TERMINATION
                                   -----------

                  SECTION 6.01. Termination. This Agreement, except for Section 2.02(b), if applicable, shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earliest of (a) the effective time of the Merger, (b) the seventh calendar day following the date of termination of the Merger Agreement, other than a termination in connection with an International Termination Event, (c) the date of termination of the Merger Agreement in connection with an International Termination Event, and (d) by the written mutual consent of the parties hereto. Notwithstanding the foregoing, in the event any Option shall have been exercised in accordance with Article II, but the Closing shall not have occurred, the provisions of Articles I and III and
Section 2.03 shall survive until the Closing. Nothing in this Section 6.01 shall relieve any party of liability for any breach of this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

                  SECTION 7.01. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

                  SECTION  7.02.   Further   Assurances.   The  Stockholder  and
International will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

                  SECTION 7.03. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were breached, and in the event of such breach the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  SECTION 7.04. Entire Agreement. This Agreement constitutes the entire agreement between International and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between International and the Stockholder with respect to the subject matter hereof.

                  SECTION 7.05. Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the parties hereto. Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

                  SECTION 7.06. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Federal or state court sitting in the Borough of Manhattan, The City of New York.

                  SECTION 7.07. Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants (collectively, "Professionals") (to the extent the Stockholder retains its own Professionals) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Merger shall have occurred.

                  SECTION 7.08. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery or by telecopy to the respective parties at the following addresses or telecopy numbers (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.08):

                  (a)      if to the Stockholder:

                           ZS Pubco I, LP
                           120 W. 45th Street
                           Suite 2600
                           New York, New York
                           10036
                           Telecopy:   (203) 329-8236
                           Attention:  Douglas Brown


                  (b)      if to International:

                           Hub International Limited
                           214 King Street West, Suite 314
                           Toronto, Ontario
                           M5H 3S6
                           Telephone:  (416) 979-5866
                           Telecopy:    (416) 593-8717
                           Attention:  W. Kirk James, Vice President


                   SECTION 7.09. Currency. All amounts in this Agreement are stated and shall be paid in United States dollars.

                   SECTION 7.10. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 7.11. Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of the Stockholder and International (which consent may be granted or withheld in the sole discretion of the Stockholder or International); provided, however, that International may assign this Agreement to an affiliate of International without the consent of the Stockholder, in which event International will remain jointly and severally liable with such affiliate for all of such affiliate's obligations hereunder and such affiliate of International shall agree to be bound by the provisions of this Agreement.

                  SECTION 7.12. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  SECTION 7.13. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 7.14. Transfer of Shares. The Stockholder is hereby permitted to transfer or sell any or all of such Stockholder's Shares, if and so long as, (a) International is notified of such transfer or sale at least 2 Business Days (as defined in the Merger Agreement) prior to such transfer or sale, (b) at or prior to such transfer or sale, the transferee executes a Stock Option and Voting Agreement identical to this Agreement which shall apply to all of the Common Stock being transferred to such transferee by the Stockholder and
(c) at or prior to the time of transfer or sale, the Stockholder shall enter into an amended Stock Option and Voting Agreement with respect to the Shares retained by it, him or her which shall be identical to this Agreement except that the number of Shares in the second recital shall reflect that number of Shares then owned by the Stockholder.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.



ZS PUBCO I, LP
By:  ZS PUBCO I, LLC, general partner

By:           /s/  Robert Horne
     -----------------------------------
     An officer thereof



HUB INTERNATIONAL LIMITED

By:           /s/  W. Kirk James
     -----------------------------------
     Name:    W. Kirk James
     Title:   Vice President and
              General Counsel

                        STOCK OPTION AND VOTING AGREEMENT


                                     Between


                             WOODBOURNE PARTNERS, LP

                                       and

                            HUB INTERNATIONAL LIMITED



                          Dated as of January 19, 2001

                  STOCK OPTION AND VOTING AGREEMENT dated as of January 19, 2001, between Woodbourne Partners, LP (the "Stockholder"), a stockholder of Kaye Group Inc., a Delaware corporation (the "Company"), and Hub International Limited, an Ontario corporation ("International").

                  WHEREAS, the Agreement and Plan of Merger dated the date hereof between the Company, International and 416 Acquisition Inc., a Delaware Corporation and a wholly-owned subsidiary of International ("Merger Sub"), as amended from time to time (the "Merger Agreement"), provides, among other things, that the Merger Sub will merge with and into the Company as contemplated by the Merger Agreement (the "Merger");

                  WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner of 797,803 shares of Common Stock, par value U.S.$.01 per share, of the Company (the "Common Shares") (the Stockholder's shares of Common Stock together with any Common Stock acquired after the date hereof, including upon the exercise of warrants or options, the conversion of convertible securities or otherwise, are referred to as the "Shares");

                  WHEREAS, as a condition to the willingness of International to enter into the Merger Agreement, International has requested that the Stockholder agree, and in order to induce International to enter into the Merger Agreement, the Stockholder has agreed, to enter into this Agreement; and

                  WHEREAS, as of the date hereof, International and certain other holders of Common Stock are entering into stock option and voting agreements whereby, among other things, such stockholders are granting options to International (the "Remaining Options") for the Common Stock held by such stockholders.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                VOTING AGREEMENT
                                ----------------

                  SECTION 1.01. Voting Agreement. The Stockholder, from and after the date hereof and until this Agreement shall have been terminated in accordance with Article VI hereof, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, will vote (or cause to be voted) the Shares (i) in favor of the approval and adoption of the Merger Agreement, the Merger and all of the transactions contemplated by the Merger Agreement, and this Agreement, (ii) against any merger, consolidation, sale of assets, recapitalization or other business combination involving the Company (other than the Merger) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which would result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled, and (iii) in favor of any other proposal as may be necessary to consummate the Merger if such proposal is neutral or advantageous to the Stockholder and such proposal is reasonably feasible and is not contrary to applicable laws and regulations. The Stockholder shall not enter into any agreement or commitment with any person or entity to vote or give instructions in any manner inconsistent with this Section 1.01.

                                   ARTICLE II

                                   THE OPTION
                                   ----------

                  SECTION 2.01. Grant of Option. The Stockholder hereby grants to International an irrevocable option ("the Option") to purchase the Shares in the manner and for the Purchase Price (as defined below) set forth below in this Article.

                  SECTION 2.02. Exercise of Option. (a) The Option may be exercised by International as a whole together with the Remaining Options but not in part, at any time prior to 5:00 p.m. (Toronto time) on the seventh calendar day following the termination of the Merger Agreement, provided, that International may not exercise the Option if the Company has terminated the Merger Agreement after notice to International of a breach by International of the Merger Agreement (an "International Termination Event").

                       (b) If prior to the termination of the Merger Agreement, there shall have been made an announcement by a third party or notice by the Company to International of a Superior Proposal, as that term is defined in
Section 9.04(m) of the Merger Agreement, and the Merger Agreement is terminated, International may elect to (i) exercise the Option pursuant to paragraph (a) of this Section 2.02, or (ii) within seven calendar days after such termination inform the Stockholder in writing that it will not exercise the Option but will participate in the proceeds received by the Stockholder from any consummation of any sale of the Stockholder's Shares (pursuant to such Superior Proposal or otherwise) that closes within one year after termination of the Merger Agreement by receiving from the Stockholder the Participation Amount as defined in this paragraph (b). The Stockholder will promptly upon receipt by it pay to International 50% of the proceeds (net of expenses and transfer taxes) it receives from the closing of a sale of the Stockholder's Shares in excess of U.S.$14 per Share (the "Participation Amount") provided however for purposes of this Article II only "Shares" shall be defined as the Stockholder's shares of Common Stock owned as of the date hereof, which shall include shares of Common Stock issued from the date hereof upon the exercise options or warrants, the conversion of convertible securities or otherwise, but shall not include any Common Stock acquired by the Stockholder by purchases in the open market from the date hereof.

                       (c) If International decides to exercise the Option, International shall send a written notice to the Stockholder of its intention to exercise the Option, specifying the place, the time and the date (the "Closing Date") of the closing (the "Closing") of the purchase. The Closing Date shall occur on the fifth business day after the date on which such notice is delivered.

                       (d) At the Closing, the Stockholder shall deliver to International (or its designee) all of the Shares by delivery of a certificate or certificates evidencing the Shares duly endorsed to International or accompanied by stock powers duly executed in favor of International, with all necessary stock transfer stamps and signature guarantees affixed.

                  SECTION 2.03. Purchase Price. (a) The purchase price for each Share shall be U.S.$14 payable, as adjusted in accordance with the provisions of
Section 2.08 of the Merger Agreement, if applicable, as follows: (A) net amount of U.S.$9.3334 in cash, without interest thereon, (the "Cash Component") and (B) U.S.$4.6666 principal amount of a Parent Debenture (as defined in the Merger Agreement) (the "Debenture Component" and together with the Cash Component, the "Purchase Price"). If pursuant to Section 2.04 of the Merger Agreement, Parent elects to increase the Cash Component and decrease the Debenture Component then the Parent shall make the same adjustment to the Purchase Price.

                       (b) In the event that subsequent to International exercising its Option, any acquisition (including by way of amalgamation or merger) of the Company's Common Stock (in whole or in part), or all or any substantial portion of the assets or business of the Company, in any case by International or any of its affiliates, is consummated, International shall distribute to the Stockholder 50% of the consideration per Share in excess of U.S.$14 that would have been paid to the Stockholder if the Option were not exercised. Such consideration shall be paid by International at the same time and in the same manner as such consideration is paid to the stockholders of the Company.

                       (c) If International shall have exercised its Option pursuant to Section 2.02(b) and shall have disposed of the Company's Common Stock acquired pursuant to such Option as a result of a Superior Proposal, International shall distribute to the Stockholder securities or cash with a value per Share equal to 50% of the cash or securities (net of expenses and transfer taxes) in excess of U.S.$14 per Share acquired under such Superior Proposal ("Excess Proceeds"). If the consideration received by International in the Superior Proposal includes securities, the portion of the Excess Proceeds that is paid over to the Stockholder will be satisfied with securities and cash in the same proportion as the portion of securities and cash received by International that constitutes Excess Proceeds. For purposes of the foregoing only, the value of any such securities, if not specifically stated in the agreement or other documentation entered into in connection with the Superior Proposal by the parties thereto, shall, except as may be agreed between the Stockholder and International, be deemed to be the fair value determined by an independent investment banker of recognized standing appointed by International.

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER
                -------------------------------------------------

                  The   Stockholder    hereby   represents   and   warrants   to
International as follows:

                  SECTION 3.01. Valid Organization and Execution. (a) In the case of a Stockholder that is not a natural person: (i) the Stockholder is duly organized and validly existing under the laws of the jurisdiction of its incorporation or organization and has all necessary corporate or partnership power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby;
(ii)
the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or partnership) on the part of the Stockholder; and (iii) this Agreement has been duly executed and delivered by or on behalf of the Stockholder. In the case of a Stockholder that is a natural person: (i) the Stockholder has full legal right, power and authority to enter into this Agreement and to perform such Stockholder's obligations hereunder without the need for the consent of any other person or entity; and (ii) this Agreement has been duly authorized, executed and delivered by such Stockholder.

                  SECTION 3.02. No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder (i) shall not, result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument to which the Stockholder is a party or by which the Stockholder or the Shares is bound or affected, (ii) to the knowledge of the Stockholder, does not contravene or violate any laws, rules or regulations applicable to it, him or her; (iii) in the case of a Stockholder who is not a natural person, conflict with or violate the Certificate of Incorporation or By-Laws or similar organizational document of the Stockholder, and (iv) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, or the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott Rodino Act").

                  SECTION 3.03. Title to the Shares. As of the date hereof, the Stockholder is the record and beneficial owner of the number of shares of Common Stock set forth in the second recital. Such Shares are all the securities of the Company owned, either of record or beneficially, by the Stockholder. The Shares are owned by the Stockholder free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Stockholder's voting rights, charges and other encumbrances of any nature whatsoever except under applicable securities laws. The Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares. At the Closing, such Stockholder will deliver good and valid title to the Shares free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrance of any kind, other than pursuant to this Agreement or applicable securities laws.

                  SECTION 3.04. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Stockholder.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF INTERNATIONAL
                 -----------------------------------------------

                  International   hereby   represents   and   warrants   to  the
Stockholder as follows:

                  SECTION 4.01. Due Organization, Etc. International is a corporation duly organized and validly existing under the laws of Ontario. International has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by International have been duly authorized by all necessary corporate action on the part of International. This Agreement has been duly executed and delivered by International.

                  SECTION 4.02. No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by International do not, and the performance of this Agreement by International will not, (i) conflict with or violate the Articles of Incorporation or By-laws of International; or any law, rule or regulation to which International is subject and (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, or the Hart-Scott Rodino Act.

                  SECTION 4.03. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of International.

                                    ARTICLE V

                          COVENANTS OF THE STOCKHOLDER
                          ----------------------------

                  SECTION 5.01. No Disposition or Encumbrance of Shares. The Stockholder, except as contemplated by this Agreement, will not (i) sell, transfer, tender, assign, contribute to the capital of any entity, hypothecate or otherwise dispose of, grant a proxy or power of attorney with respect to, deposit into any voting trust, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on the Stockholder's voting rights, charge or other encumbrance of any nature whatsoever with respect to, any of the Shares (or agree or consent to, or offer to do, any of the foregoing), (ii) take any action that would have the effect of preventing or disabling the Stockholder from performing its obligations hereunder, or (iii) directly or indirectly, initiate, solicit or encourage any person to take actions that could reasonably be expected to lead to the occurrence of any of the foregoing.

                  SECTION 5.02. No Solicitation of Transactions. The Stockholder, between the date of this Agreement and the date of termination of this Agreement, will not and will not authorize or, to the extent it is within the Stockholder's power, permit any of the Stockholder's related or subsidiary companies and trusts, partners, management, shareholders or trustees, or any of such Stockholder's related or subsidiary companies and trusts, and financial advisers, investment dealers or others acting as agent or otherwise for such Stockholder or any of the foregoing, except in dealing with International and Merger Sub or otherwise in furtherance of the

Merger, to provide information or access for review, enter into any agreement, have any discussions, negotiations or correspondence or take any other action related to or with a view to soliciting, encouraging, assisting in or cooperating with any offer or proposal for, or which would have an effect comparable to any acquisition (including by way of amalgamation or a merger) of Common Stock (in whole or in part) or any material portion of the Company's or any subsidiary of the Company's assets or business, any financing of any acquisition thereof or financing of the Company or any subsidiary of the Company or any material change in the management or operation (including by way of material divestiture, partnership or joint venture) of the business of the Company or any subsidiary of the Company. The Stockholder immediately shall cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any persons conducted heretofore with respect to any of the foregoing; provided that in the case of a Stockholder who is a member of the Board of Directors of the Company (a "Director"), nothing in this Section 5.02 shall be construed as interfering with or limiting such Director's ability to comply with Section 6.04 of the Merger Agreement, as required. Such Stockholder by signing this Agreement hereby acknowledges that any actions taken by such Stockholder or any other person pursuant to Section 6.04(b) of the Merger Agreement shall have no effect on his or her obligations or his or her full performance hereunder or on the rights of International hereunder.

                  SECTION 5.03. Regulatory and Other Authorizations; Notices and Consents. The Stockholder agrees to use all reasonable efforts to cooperate with International in supporting and defending this Agreement against any third party and in obtaining all authorizations, consents, orders and approvals of all governmental authorities and officials that may be or become necessary for the execution and delivery of, and the performance of its, his or her obligations pursuant to, this Agreement. Each party hereto agrees to make an appropriate filing, if necessary, pursuant to the Hart-Scott Rodino Act.

                                   ARTICLE VI

                                   TERMINATION
                                   -----------

                  SECTION 6.01. Termination. This Agreement, except for Section 2.02(b), if applicable, shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earliest of (a) the effective time of the Merger, (b) the seventh calendar day following the date of termination of the Merger Agreement, other than a termination in connection with an International Termination Event, (c) the date of termination of the Merger Agreement in connection with an International Termination Event, and (d) by the written mutual consent of the parties hereto. Notwithstanding the foregoing, in the event any Option shall have been exercised in accordance with Article II, but the Closing shall not have occurred, the provisions of Articles I and III and
Section 2.03 shall survive until the Closing. Nothing in this Section 6.01 shall relieve any party of liability for any breach of this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

                  SECTION 7.01. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

                  SECTION  7.02.   Further   Assurances.   The  Stockholder  and
International will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

                  SECTION 7.03. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were breached, and in the event of such breach the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  SECTION 7.04. Entire Agreement. This Agreement constitutes the entire agreement between International and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between International and the Stockholder with respect to the subject matter hereof.

                  SECTION 7.05. Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the parties hereto. Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

                  SECTION 7.06. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Federal or state court sitting in the Borough of Manhattan, The City of New York.

                  SECTION 7.07. Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants (collectively, "Professionals") (to the extent the Stockholder retains its own Professionals) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Merger shall have occurred.

                  SECTION 7.08. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery or by telecopy to the respective parties at the following addresses or telecopy numbers (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.08):

                  (a)      if to the Stockholder:

                           Woodbourne Partners,LP
                           c/o Clayton Management Co.
                           200 N Broadway
                           Suite 825
                           St. Louis, Missouri
                           63102-2753


                  (b)      if to International:

                           Hub International Limited
                           214 King Street West, Suite 314
                           Toronto, Ontario
                           M5H 3S6
                           Telephone:  (416) 979-5866
                           Telecopy:    (416) 593-8717
                           Attention:  W. Kirk James, Vice President


                  SECTION 7.09. Currency. All amounts in this Agreement are stated and shall be paid in United States dollars.

                  SECTION 7.10. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 7.11. Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of the Stockholder and International (which consent may be granted or withheld in the sole discretion of the Stockholder or International); provided, however, that International may assign this Agreement to an affiliate of International without the consent of the Stockholder, in which event International will remain jointly and severally liable with such affiliate for all of such affiliate's obligations hereunder and such affiliate of International shall agree to be bound by the provisions of this Agreement.

                  SECTION 7.12. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  SECTION 7.13. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 7.14. Transfer of Shares. The Stockholder is hereby permitted to transfer or sell any or all of such Stockholder's Shares, if and so long as, (a) International is notified of such transfer or sale at least 2 Business Days (as defined in the Merger Agreement) prior to such transfer or sale, (b) at or prior to such transfer or sale, the transferee executes a Stock Option and Voting Agreement identical to this Agreement which shall apply to all of the Common Stock being transferred to such transferee by the Stockholder and
(c) at or prior to the time of transfer or sale, the Stockholder shall enter into an amended Stock Option and Voting Agreement with respect to the Shares retained by it, him or her which shall be identical to this Agreement except that the number of Shares in the second recital shall reflect that number of Shares then owned by the Stockholder.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.



WOODBOURNE PARTNERS, LP

By:           /s/  John D. Weil
     -----------------------------------
     Name:    John D. Weil
              As President of Clayton Management Company,
                 the sole General Partner of Woodbourne Partners LP



HUB INTERNATIONAL LIMITED

By:           /s/  W. Kirk James
     Name:    W. Kirk James
     Title:   Vice President and
              General Counsel

                        STOCK OPTION AND VOTING AGREEMENT


                                     Between


                              KAYE INVESTMENTS, LP

                                       and

                            HUB INTERNATIONAL LIMITED



                          Dated as of January 19, 2001

              STOCK OPTION AND VOTING AGREEMENT dated as of January 19, 2001, between Kaye Investments, LP (the "Stockholder"), a stockholder of Kaye Group Inc., a Delaware corporation (the "Company"), and Hub International Limited, an Ontario corporation ("International").

              WHEREAS, the Agreement and Plan of Merger dated the date hereof between the Company, International and 416 Acquisition Inc., a Delaware Corporation and a wholly-owned subsidiary of International ("Merger Sub"), as amended from time to time (the "Merger Agreement"), provides, among other things, that the Merger Sub will merge with and into the Company as contemplated by the Merger Agreement (the "Merger");

              WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner of 2,216,140 shares of Common Stock, par value U.S.$.01 per share, of the Company (the "Common Shares") (the Stockholder's shares of Common Stock together with any Common Stock acquired after the date hereof, including upon the exercise of warrants or options, the conversion of convertible securities or otherwise, are referred to as the "Shares");

              WHEREAS, as a condition to the willingness of International to enter into the Merger Agreement, International has requested that the Stockholder agree, and in order to induce International to enter into the Merger Agreement, the Stockholder has agreed, to enter into this Agreement; and

              WHEREAS, as of the date hereof, International and certain other holders of Common Stock are entering into stock option and voting agreements whereby, among other things, such stockholders are granting options to International (the "Remaining Options") for the Common Stock held by such stockholders.

              NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                VOTING AGREEMENT

              SECTION 1.01. Voting Agreement. The Stockholder, from and after the date hereof and until this Agreement shall have been terminated in accordance with Article VI hereof, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, will vote (or cause to be voted) the Shares (i) in favor of the approval and adoption of the Merger Agreement, the Merger and all of the transactions contemplated by the Merger Agreement, and this Agreement, (ii) against any merger, consolidation, sale of assets, recapitalization or other business combination involving the Company (other than the Merger) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which would result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled, and (iii) in favor of any other proposal as may be necessary to consummate the Merger if such proposal is neutral or advantageous to the Stockholder and such proposal is reasonably feasible and is not contrary to applicable laws and regulations. The Stockholder shall not enter into any agreement or commitment with any person or entity to vote or give instructions in any manner inconsistent with this Section 1.01.

                                   ARTICLE II

                                   THE OPTION

              SECTION 2.01. Grant of Option. The Stockholder hereby grants to International an irrevocable option ("the Option") to purchase the Shares in the manner and for the Purchase Price (as defined below) set forth below in this Article.

              SECTION 2.02. Exercise of Option. (a) The Option may be exercised by International as a whole together with the Remaining Options but not in part, at any time prior to 5:00 p.m. (Toronto time) on the seventh calendar day following the termination of the Merger Agreement, provided, that International may not exercise the Option if the Company has terminated the Merger Agreement after notice to International of a breach by International of the Merger Agreement (an "International Termination Event").

                   (b) If prior to the termination of the Merger Agreement, there shall have been made an announcement by a third party or notice by the Company to International of a Superior Proposal, as that term is defined in
Section 9.04(m) of the Merger Agreement, and the Merger Agreement is terminated, International may elect to (i) exercise the Option pursuant to paragraph (a) of this Section 2.02, or (ii) within seven calendar days after such termination inform the Stockholder in writing that it will not exercise the Option but will participate in the proceeds received by the Stockholder from any consummation of any sale of the Stockholder's Shares (pursuant to such Superior Proposal or otherwise) that closes within one year after termination of the Merger Agreement by receiving from the Stockholder the Participation Amount as defined in this paragraph (b). The Stockholder will promptly upon receipt by it pay to International 50% of the proceeds (net of expenses and transfer taxes) it receives from the closing of a sale of the Stockholder's Shares in excess of U.S.$14 per Share (the "Participation Amount") provided however for purposes of this Article II only "Shares" shall be defined as the Stockholder's shares of Common Stock owned as of the date hereof, which shall include shares of Common Stock issued from the date hereof upon the exercise options or warrants, the conversion of convertible securities or otherwise, but shall not include any Common Stock acquired by the Stockholder by purchases in the open market from the date hereof.

                   (c) If International decides to exercise the Option, International shall send a written notice to the Stockholder of its intention to exercise the Option, specifying the place, the time and the date (the "Closing Date") of the closing (the "Closing") of the purchase. The Closing Date shall occur on the fifth business day after the date on which such notice is delivered.

                   (d) At the Closing, the Stockholder shall deliver to International (or its designee) all of the Shares by delivery of a certificate or certificates evidencing the Shares duly endorsed to International or accompanied by stock powers duly executed in favor of International, with all necessary stock transfer stamps and signature guarantees affixed.

              SECTION 2.03. Purchase Price. (a) The purchase price for each Share shall be U.S.$14 payable, as adjusted in accordance with the provisions of
Section 2.08 of the Merger Agreement, if applicable, as follows: (A) net amount of U.S.$9.3334 in cash, without interest thereon, (the "Cash Component") and (B) U.S.$4.6666 principal amount of a Parent Debenture (as defined in the Merger Agreement) (the "Debenture Component" and together with the Cash Component, the "Purchase Price"). If pursuant to Section 2.04 of the Merger Agreement, Parent elects to increase the Cash Component and decrease the Debenture Component then the Parent shall make the same adjustment to the Purchase Price.

                   (b) In the event that subsequent to International exercising its Option, any acquisition (including by way of amalgamation or merger) of the Company's Common Stock (in whole or in part), or all or any substantial portion of the assets or business of the Company, in any case by International or any of its affiliates, is consummated, International shall distribute to the Stockholder 50% of the consideration per Share in excess of U.S.$14 that would have been paid to the Stockholder if the Option were not exercised. Such consideration shall be paid by International at the same time and in the same manner as such consideration is paid to the stockholders of the Company.

                   (c) If International shall have exercised its Option pursuant to Section 2.02(b) and shall have disposed of the Company's Common Stock acquired pursuant to such Option as a result of a Superior Proposal, International shall distribute to the Stockholder securities or cash with a value per Share equal to 50% of the cash or securities (net of expenses and transfer taxes) in excess of U.S.$14 per Share acquired under such Superior Proposal ("Excess Proceeds"). If the consideration received by International in the Superior Proposal includes securities, the portion of the Excess Proceeds that is paid over to the Stockholder will be satisfied with securities and cash in the same proportion as the portion of securities and cash received by International that constitutes Excess Proceeds. For purposes of the foregoing only, the value of any such securities, if not specifically stated in the agreement or other documentation entered into in connection with the Superior Proposal by the parties thereto, shall, except as may be agreed between the Stockholder and International, be deemed to be the fair value determined by an independent investment banker of recognized standing appointed by International.

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

              The Stockholder hereby represents and warrants to International as follows:

              SECTION 3.01. Valid Organization and Execution. (a) In the case of a Stockholder that is not a natural person: (i) the Stockholder is duly organized and validly existing under the laws of the jurisdiction of its incorporation or organization and has all necessary corporate or partnership power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby;
(ii)
the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or partnership) on the part of the Stockholder; and (iii) this Agreement has been duly executed and delivered by or on behalf of the Stockholder. In the case of a Stockholder that is a natural person: (i) the Stockholder has full legal right, power and authority to enter into this Agreement and to perform such Stockholder's obligations hereunder without the need for the consent of any other person or entity; and (ii) this Agreement has been duly authorized, executed and delivered by such Stockholder.

              SECTION 3.02. No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder (i) shall not, result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument to which the Stockholder is a party or by which the Stockholder or the Shares is bound or affected, (ii) to the knowledge of the Stockholder, does not contravene or violate any laws, rules or regulations applicable to it, him or her; (iii) in the case of a Stockholder who is not a natural person, conflict with or violate the Certificate of Incorporation or By-Laws or similar organizational document of the Stockholder, and (iv) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, or the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott Rodino Act").

              SECTION 3.03. Title to the Shares. As of the date hereof, the Stockholder is the record and beneficial owner of the number of shares of Common Stock set forth in the second recital. Such Shares are all the securities of the Company owned, either of record or beneficially, by the Stockholder. The Shares are owned by the Stockholder free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Stockholder's voting rights, charges and other encumbrances of any nature whatsoever except under applicable securities laws. The Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares. At the Closing, such Stockholder will deliver good and valid title to the Shares free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrance of any kind, other than pursuant to this Agreement or applicable securities laws.

              SECTION 3.04. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Stockholder.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF INTERNATIONAL

              International hereby represents and warrants to the Stockholder as follows:

              SECTION 4.01. Due Organization, Etc. International is a corporation duly organized and validly existing under the laws of Ontario. International has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by International have been duly authorized by all necessary corporate action on the part of International. This Agreement has been duly executed and delivered by International.

              SECTION 4.02. No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by International do not, and the performance of this Agreement by International will not, (i) conflict with or violate the Articles of Incorporation or By-laws of International; or any law, rule or regulation to which International is subject and (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, or the Hart-Scott Rodino Act.

              SECTION 4.03. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of International.

                                    ARTICLE V

                          COVENANTS OF THE STOCKHOLDER

              SECTION 5.01. No Disposition or Encumbrance of Shares. The Stockholder, except as contemplated by this Agreement, will not (i) sell, transfer, tender, assign, contribute to the capital of any entity, hypothecate or otherwise dispose of, grant a proxy or power of attorney with respect to, deposit into any voting trust, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on the Stockholder's voting rights, charge or other encumbrance of any nature whatsoever with respect to, any of the Shares (or agree or consent to, or offer to do, any of the foregoing), (ii) take any action that would have the effect of preventing or disabling the Stockholder from performing its obligations hereunder, or (iii) directly or indirectly, initiate, solicit or encourage any person to take actions that could reasonably be expected to lead to the occurrence of any of the foregoing.

              SECTION 5.02. No Solicitation of Transactions. The Stockholder, between the date of this Agreement and the date of termination of this Agreement, will not and will not authorize or, to the extent it is within the Stockholder's power, permit any of the Stockholder's related or subsidiary companies and trusts, partners, management, shareholders or trustees, or any of such Stockholder's related or subsidiary companies and trusts, and financial advisers, investment dealers or others acting as agent or otherwise for such Stockholder or any of the foregoing, except in dealing with International and Merger Sub or otherwise in furtherance of the

Merger, to provide information or access for review, enter into any agreement, have any discussions, negotiations or correspondence or take any other action related to or with a view to soliciting, encouraging, assisting in or cooperating with any offer or proposal for, or which would have an effect comparable to any acquisition (including by way of amalgamation or a merger) of Common Stock (in whole or in part) or any material portion of the Company's or any subsidiary of the Company's assets or business, any financing of any acquisition thereof or financing of the Company or any subsidiary of the Company or any material change in the management or operation (including by way of material divestiture, partnership or joint venture) of the business of the Company or any subsidiary of the Company. The Stockholder immediately shall cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any persons conducted heretofore with respect to any of the foregoing; provided that in the case of a Stockholder who is a member of the Board of Directors of the Company (a "Director"), nothing in this Section 5.02 shall be construed as interfering with or limiting such Director's ability to comply with Section 6.04 of the Merger Agreement, as required. Such Stockholder by signing this Agreement hereby acknowledges that any actions taken by such Stockholder or any other person pursuant to Section 6.04(b) of the Merger Agreement shall have no effect on his or her obligations or his or her full performance hereunder or on the rights of International hereunder.

              SECTION 5.03. Regulatory and Other Authorizations; Notices and Consents. The Stockholder agrees to use all reasonable efforts to cooperate with International in supporting and defending this Agreement against any third party and in obtaining all authorizations, consents, orders and approvals of all governmental authorities and officials that may be or become necessary for the execution and delivery of, and the performance of its, his or her obligations pursuant to, this Agreement. Each party hereto agrees to make an appropriate filing, if necessary, pursuant to the Hart-Scott Rodino Act.

                                   ARTICLE VI

                                   TERMINATION

              SECTION 6.01. Termination. This Agreement, except for Section 2.02(b), if applicable, shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earliest of (a) the effective time of the Merger, (b) the seventh calendar day following the date of termination of the Merger Agreement, other than a termination in connection with an International Termination Event, (c) the date of termination of the Merger Agreement in connection with an International Termination Event, and (d) by the written mutual consent of the parties hereto. Notwithstanding the foregoing, in the event any Option shall have been exercised in accordance with Article II, but the Closing shall not have occurred, the provisions of Articles I and III and
Section 2.03 shall survive until the Closing. Nothing in this Section 6.01 shall relieve any party of liability for any breach of this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

              SECTION 7.01. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

              SECTION 7.02. Further Assurances. The Stockholder and International will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

              SECTION 7.03. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were breached, and in the event of such breach the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

              SECTION 7.04. Entire Agreement. This Agreement constitutes the entire agreement between International and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between International and the Stockholder with respect to the subject matter hereof.

              SECTION 7.05. Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the parties hereto. Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

              SECTION 7.06. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Federal or state court sitting in the Borough of Manhattan, The City of New York.

              SECTION 7.07. Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants (collectively, "Professionals") (to the extent the Stockholder retains its own Professionals) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Merger shall have occurred.

              SECTION 7.08. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery or by telecopy to the respective parties at the following addresses or telecopy numbers (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.08):

              (a)  if to the Stockholder:

                   Kaye Investments, LP
                   122 E. 42nd Street
                   New York, New York
                   10168
                   Telecopy:   (212) 856-9458
                   Attention:  Michael Sabanos


              (b)  if to International:

                   Hub International Limited
                   214 King Street West, Suite 314
                   Toronto, Ontario
                   M5H 3S6
                   Telephone:  (416) 979-5866
                   Telecopy:    (416) 593-8717
                   Attention:  W. Kirk James, Vice President

              SECTION 7.09. Currency. All amounts in this Agreement are stated and shall be paid in United States dollars.

              SECTION 7.10. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

              SECTION 7.11. Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of the Stockholder and International (which consent may be granted or withheld in the sole discretion of the Stockholder or International); provided, however, that International may assign this Agreement to an affiliate of International without the consent of the Stockholder, in which event International will remain jointly and severally liable with such affiliate for all of such affiliate's obligations hereunder and such affiliate of International shall agree to be bound by the provisions of this Agreement.

              SECTION 7.12. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

              SECTION 7.13. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

              SECTION 7.14. Transfer of Shares. The Stockholder is hereby permitted to transfer or sell any or all of such Stockholder's Shares, if and so long as, (a) International is notified of such transfer or sale at least 2 Business Days (as defined in the Merger Agreement) prior to such transfer or sale, (b) at or prior to such transfer or sale, the transferee executes a Stock Option and Voting Agreement identical to this Agreement which shall apply to all of the Common Stock being transferred to such transferee by the Stockholder and
(c) at or prior to the time of transfer or sale, the Stockholder shall enter into an amended Stock Option and Voting Agreement with respect to the Shares retained by it, him or her which shall be identical to this Agreement except that the number of Shares in the second recital shall reflect that number of Shares then owned by the Stockholder.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.



KAYE INVESTMENTS, LP
By:  Kaye KINV, Inc., Managing General Partner

By:         /s/  Howard Kaye
     -----------------------------------
     Name:  Howard Kaye



HUB INTERNATIONAL LIMITED

By:         /s/  W. Kirk James
     -----------------------------------
     Name:  W. Kirk James
     Title: Vice President and
            General Counsel